---------  THE EUROPEAN WARRANT FUND, INC.

Dear Fellow Shareholder:

    I am pleased to present the Semi-Annual Report for the European Warrant Fund, Inc (the "Fund") for the period ended September 30, 1999. Six months have passed since my last letter to you in which I stated that the economic outlook for Europe appeared to be improving. While we continue to believe prospects for the European economy are bright, the economic conditions necessary to stimulate a recovery have been slow to develop. For the period of April 1, 1999 through September 30,1999, the Fund provided an aggregate total return of 0.81% based on net asset value ("NAV") and 6.25% based on market price. The Fund's market price outperformed the FT/S&P Actuaries Europe Index in United States Dollars ("benchmark") but the Fund's NAV underperformed the benchmark, which had an aggregate return of 0.907% for the same period. The Fund turned in an impressive performance for the twelve month period ended September 30, 1999 with an aggregate return of 30.66% based on NAV, and 22.61 % based on market price, compared to the benchmark which had an aggregate return of 16.71%. Of course, past performance does not guarantee future results.

ECONOMIC REVIEW

    The current economic situations in Europe and the United States remain distinctly different. In the U.S., domestic demand and retail sales give strong support to the GDP, whereas economic activity in Europe still lags behind. Last year's Asian crisis had a greater impact in Europe than in the United States. For the most part, European banks had a much larger exposure to Asia than their U.S. counterparts. Additionally, Europe suffered from decreasing exports to the Asian region of both capital goods (particularly Germany) and luxury goods (particularly France and Italy). The service sector in Europe compared to the U.S. is significantly smaller. Therefore, Europe is more dependent on the world economy.

    The fundamentals in Europe do, however, remain positive but are likely to take longer to unfold. Deregulation, privatization, mergers and acquisitions are changing the structure of corporate Europe and present a positive outlook to the future landscape. Pension systems in many European countries such as Germany, Austria, Spain and Italy will undergo change, but it is not yet clear how long these processes will take as decisions will occur on a national basis by the various governments. One important implication of this development will be that an increasing portion of pension assets will be privately financed. This should increase the demand for equity by institutional investors.

    An important factor for the European equity markets will be future interest rate activity. Between the end of March, 1999 and the end of September, 1999 the yield of the 10-year Euro Bund increased by approximately 1% to 5.24%. After two rate increases for a total of 50 basis points during the reporting period the Federal Reserve Bank increased rates further by 25 basis points in November.In addition, the European Central Bank increased rates in November by 50 basis points. However, we do not expect interest rates to rise substantially in the near future. A growing efficiency in the corporate sector and more cost efficient distribution due to the rise of new technologies (i.e. Internet access with business-to-business and business-to-customer solutions) will most likely flatten the industrial cycles and dampen the effect of inflation.

---------  THE EUROPEAN WARRANT FUND, INC.

INVESTMENT POLICY

    To implement our risk/return strategy we have defined three ranges of delta-ratios. The delta-ratio measures the total leverage of the net asset value. The lower range, which reflects a bearish market outlook, is between 1.25 and 1.50, the neutral range is between 1.50 and 2.00 and the upper range, reflecting a bullish market outlook, is between 2.00 and 3.00. Our position as of September 30, 1999 lies with a delta of 1.74, which is within the neutral range. A high delta-ratio implies higher risk when compared to the European equity markets. The Fund will therefore significantly outperform the European equities in bull markets and, conversely, significantly underperform in bear markets. For the remainder of the year we expect the equity markets to be volatile due to Y2K concerns. Liquidity will decrease at year-end as many market participants will close their books early, some even before the Christmas holiday. Due to this fact, we feel comfortable with a neutral delta-ratio for the remainder of the year.

    On the sector side we have an overweighting in the telecommunications and information technology sectors. The market for information technology ("IT")-services, which comprises the development and implementation of business software, information systems management as well as enhancing the efficiency of business processes and other services, is a steadily growing sector in Europe. Another important trend to consider is the continued focus on outsourcing. More and more European companies are deciding to reduce their in-house IT-departments and purchase the services of external providers. Those providers, who have a top market position and are on the leading edge of technology, will benefit greatly from these developments. After the passing of the historic year 2000 milestone we clearly expect strong growth in the IT-services business across Europe.

    We have constructed a position in a warrant, which is a basket with eight different companies. The basket is equally weighted and includes SAP AG Vz, Cap Gemini SA, Atos SA, Computacenter PLC, Getronics NV, Sema Group PLC, Tietoenator Corp. and WM-data AB. The strike price is 70% in the money and the warrant expires in July 2001. The structure of the basket gives us the advantage of paying a lower premium on the basket than on the individual stock of those companies included in the basket. We have chosen to implement a conservative option strategy in a sector we deem very interesting for a relatively inexpensive price.

    Apart from the Fund's position in the IT-services sector, one of our largest single positions is in the Scandinavian Telecommunication Basket which includes Ericsson and Nokia. Both of these companies, in our view, are among the best telecommunications companies in Europe--Nokia for cellular telephones and Ericsson for infrastructure.

    In terms of country allocation we have overweighted France, Germany and the rest of Euroland and we have underweighted the United Kingdom ("U.K.") and Switzerland relative to our benchmark. One reason for this is that the dynamic of corporate restructuring is actually much more vital in Euroland than in the U.K. and Switzerland. Both the U.K. and Switzerland have already undergone vast consolidation and the outlook for further corporate restructuring is not evident.

---------  THE EUROPEAN WARRANT FUND, INC.

    I would like to inform shareholders that Philipp Burger has resigned effective September 30, 1999 as co-portfolio manager of the Fund in order to pursue other ventures outside the Julius Baer Group. Management wishes to thank Mr. Burger for his outstanding contribution to the Fund over the past several years. Hansruedi Huber, the Chief Investment Officer of the Fund since 1992, will continue to be responsible for investment decisions and the day-to-day operation of the Fund.Peter Reinmuth, who has worked for the Fund as an assistant to Mr. Burger since the spring of this year, will continue in that capacity as the assistant to Mr. Huber. Mr. Reinmuth has a degree in finance from the University of Zurich and is working towards the completion of a doctorate in exotic options.

    In closing, we would like to express our appreciation to all shareholders for their support. We will continue to strive to provide you with our best professional investment management capabilities and look forward to the many great challenges ahead as we approach the new millennium.

                                          Sincerely,




                                          /s/ Michael Quain
                                          Michael Quain
                                          President

November 16, 1999

    The views expressed in this shareholder letter reflect those of the President of the Fund only through the end of the period covered by the report as stated on the cover. This shareholder letter contains certain forward looking statements regarding the intent, belief or current expectations of the President. Shareholders are cautioned that such forward looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those in the forward looking statements, as a result of various factors. The President's views are subject to change based on market and other conditions.

                   THE EUROPEAN WARRANT FUND, INC. FACT SHEET
                                  (UNAUDITED)

                                          SECTOR
           COUNTRY WEIGHTINGS             WEIGHTINGS


              [PIE CHART]                 [PIE CHART]


September 30, 1999                        September 30, 1999


                                               TOP TEN EQUITY WARRANT HOLDINGS
MISCELLANEOUS                                  SEPTEMBER 30, 1999
Average Life of Derivatives                                                              MARKET VALUE       PERCENTAGE+
(9/30/99)                         2.17 years    1  Dow Jones EURO STOXX 50
Average Gearing (9/30/99)++            2.20%       Index Cap Lepo (DB),
Average Premium (9/30/99)              2.46%       STK 2500-5000, expires
Average Annual Premium (9/30/99)       1.24%       12/30/03                               $31,220,968         14.17%
Year to Date Total Return*                      2  Scandinavian Telecommunication
(1/1/99-9/30/99)                       0.11%       Basket (WDR), expires
One Year Total Return*                             6/02/03                                 18,876,090          8.56%
(10/1/98-9/30/99)                     30.66%    3  FTSE 100 Index (WDR), STK 5500,
Average Annual Total Return Since                  expires 5/15/00                         11,584,770          5.26%
Inception*                                      4  DAX Cap Lepo (SOG), STK 5500,
(7/17/90-9/30/99)                     17.84%       17.84% expires 12/17/99                 10,897,408          4.94%
WARRANT                                         5  E-Top 100 (DB), STK 1970,
CHARACTERISTICS                                    expires 6/30/00                          9,948,700          4.51%
The cost of a warrant is substantially          6  MIB 30 (BT), STK 19000,
less than the cost of the underlying               expires 5/19/00                          8,247,550          3.74%
securities themselves, and price                7  Euro IT Tech (GS),
movements in the underlying securities             expires 7/20/01                          8,037,371         3.65%
are generally magnified in the price            8  Baring Emerging Europe Trust,
movements of the warrant. This                     expires 8/31/04                          7,336,930         3.33%
leveraging effect enables an investor to        9  Euro Blue Star (ABN),
gain exposure to the underlying                    expires 5/12/00                          6,736,386         3.06%
instrument with a relatively low capital        10 DaimlerChrysler AG Cap
investment with corresponding risk.                Lepo (SOG),
Currently, the underlying equity                   expires 12/21/01                         6,032,418         2.74%
exposure of a Fund share is                     -------------------------------------------------------------------
approximately 1.66 times the value of           Currency Hedge At September 30, 1999                          0.00%
the share.


                               GLOSSARY OF TERMS

Annual Premium: The premium divided by the number of years until expiration of the warrant.

Gearing: The value of the number of shares underlying each warrant compared to the value of the warrants. This serves as an indicator of the warrant price's sensitivity to a movement in the underlying stock price.

Premium: The amount by which the sum of a warrant's exercise price and purchase price exceeds the current stock price ( in the case of put warrants, the premium is the amount by which the sum of the warrant's exercise price and purchase price is less than the current share price). This is expressed as a perecentage of the current stock price.

*Total returns are based on Net Asset Value.
+Percentages are based on Market Value of Investments, other than repurchase agreements, less market value of written options.
++The average gearing is based on the derivative portion of the portfolio.

---------  THE EUROPEAN WARRANT FUND, INC.
           PORTFOLIO OF INVESTMENTS
           (percentages of total net assets)
           September 30, 1999 (Unaudited)

  SHARE                                                               VALUE
  AMOUNT                                                            (NOTE 1)
----------                                                         -----------

WARRANTS--72.8%
[ALL NON-INCOME PRODUCING SECURITIES]

            MULTINATIONAL--23.6%
     3,000  Dow Jones EURO STOXX 50 Index In-Out (ML), STK 0,
              expires 10/27/99...................................  $ 3,300,765
 2,500,000  Dow Jones EURO STOXX 50 Index Cap Lepo (DB), STK
              2500-5000, expires 12/30/03........................   31,220,968
    10,000  E-Top 100 (DB,) STK 1970, expires 6/30/00............    9,948,700
   300,000  Euro Blue Star (ABN), expires 5/12/00................    6,736,386
 3,000,000  Templeton Emerging Markets, expires 9/30/04..........    1,456,710
                                                                   -----------
                                                                    52,663,529
                                                                   -----------
            GERMANY--15.0%
    64,000  BASF AG Range (Rabo), expires 11/11/99...............      672,234
     1,300  BASF AG, expires 4/09/01.............................      337,564
     5,000  Continental AG, expires 7/06/00......................      542,742
   100,000  DaimlerChrysler AG Cap Lepo (SOG), expires
              12/21/01...........................................    6,032,418
   400,000  DAX Cap Lepo (SOG), STK 5500, expires 12/17/99.......   10,897,408
    50,000  Dresdner Bank AG, expires 4/30/02....................      989,706
 1,500,000  Euro IT Tech (GS), expires 7/20/01...................    8,037,371
    50,000  HypoVereinsbank (CL), expires 11/30/99...............      217,629
   300,000  Muenchener Rueckversicherungs-Gesellschaft AG (CL),
              expires 12/21/01...................................    1,870,864
     9,000  Preussag AG, expires 4/30/01.........................    2,653,051
     5,000  The Euro Neuer Markt Performance Index (GS), STK .01,
              expires 6/16/00....................................    1,376,809
                                                                   -----------
                                                                    33,627,796
                                                                   -----------


  SHARE                                                               VALUE
  AMOUNT                                                            (NOTE 1)
----------                                                         -----------

WARRANTS--(CONTINUED)

            SWEDEN--8.5%
10,000,000  Scandinavian Telecommunication Basket (WDR), expires
              6/02/03............................................  $18,876,090
                                                                   -----------
            UNITED KINGDOM-- 6.2%
   500,000  Allied Zurich AG Cap (RF), expires 4/21/00               1,020,520
    40,000  British Aerospace, expires 11/15/00..................      691,320
     7,500  FTSE 100 Index (WDR), STK 5500, expires 5/15/00......   11,584,770
   100,000  Lloyds TSB Group Plc, expires 09/02/03...............      595,852
                                                                   -----------
                                                                    13,892,462
                                                                   -----------
            FRANCE--5.4%
   500,000  Axa (SOG), expires 8/24/00...........................    1,543,090
    10,000  Promodes, expires 7/15/03............................    2,873,340
   100,000  Rhone-Poulenc, expires 11/05/01......................      366,085
   100,000  Total Fina SA ADR, expires 8/05/03...................    2,212,500
 2,500,000  Vivendi, expires 5/02/01.............................    5,108,160
                                                                   -----------
                                                                    12,103,175
                                                                   -----------
            ITALY--3.7%
 1,000,000  MIB 30 (BT), STK 19000, expires 5/19/00..............    8,247,550
                                                                   -----------

            EASTERN EUROPE--3.3%
 8,650,000  Baring Emerging Europe Trust, expires 8/31/04........    7,336,930
                                                                   -----------

            SWITZERLAND--3.1%
   100,000  Alusuisse (WDR), expires 1/15/02.....................      785,671
   250,000  Nestle SA (WDR), expires 1/15/02.....................    2,297,090
   100,000  Novartis AG (ABN), expires 9/20/02...................       78,567
   150,000  Novartis/Ciba (WDR), expires 12/30/99................    1,597,976
    25,000  Roche Holdings (WDR), expires 12/01/00...............    2,163,926
                                                                   -----------
                                                                     6,923,230
                                                                   -----------

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           PORTFOLIO OF INVESTMENTS--(Continued)
           (percentages of total net assets)
           September 30, 1999 (Unaudited)

  SHARE                                                               VALUE
  AMOUNT                                                            (NOTE 1)
----------                                                         -----------

WARRANTS--(CONTINUED)

            NETHERLANDS--2.9%
   250,000  ING Groep NV, expires 1/05/08........................  $ 4,788,900
    50,000  Wolters Kluwer NV (ML), expires 8/22/01..............    1,702,720
                                                                   -----------
                                                                     6,491,620
                                                                   -----------
            GREECE--1.1%
 2,500,000  Greek Banks (BT), expires 4/26/04....................    2,474,265
                                                                   -----------
            TOTAL WARRANTS
              (Cost $129,622,170)................................  162,636,647
                                                                   -----------

PAR VALUE                                                             VALUE
----------                                                         -----------

GOVERNMENT BONDS--13.0%

            UNITED STATES--8.0%
       USD  U.S. Treasury Bill, 3.540%, due
 8,000,000    12/23/99...........................................    7,906,600
       USD  U.S. Treasury Note, 5.250%, due
10,000,000    5/31/01 (a)........................................    9,939,063
                                                                   -----------
                                                                    17,845,663
                                                                   -----------

            UNITED KINGDOM-- 5.0%
       GBP
10,000,000  United Kingdom War Loans, 3.500%, due 12/29/49.......   11,255,347
                                                                   -----------
            TOTAL GOVERNMENT BONDS
              (Cost $28,531,956).................................   29,101,010
                                                                   -----------

TIME DEPOSITS--9.7%

            UNITED KINGDOM-- 5.2%
       GBP
 7,000,000  Midland Bank (GBP), 4.760%, due 11/26/99.............   11,522,000
                                                                   -----------
            UNITED STATES--4.5%
       USD  Investors Bank & Trust Time Deposit, 5.150%, due
10,000,000    11/26/99...........................................   10,000,000
                                                                   -----------
            TOTAL TIME DEPOSITS
              (Cost $21,114,250).................................   21,522,000
                                                                   -----------

  SHARE                                                               VALUE
  AMOUNT                                                            (NOTE 1)
----------                                                         -----------

EQUITIES--4.2%

            UNITED KINGDOM-- 1.6%
   150,000  HSBC Holdings Plc....................................    1,718,424


  SHARE                                                               VALUE
  AMOUNT                                                            (NOTE 1)
----------                                                         -----------

EQUITIES--(CONTINUED)

            UNITED KINGDOM--(CONTINUED)
   250,000  Shell Transport & Trading Company Plc................  $ 1,851,750
                                                                   -----------
                                                                     3,570,174
                                                                   -----------
            PORTUGAL--0.5%
    30,000  Banco Comercial Portugues, SA........................      807,728
    11,000  Brisa-Auto Estradas de Portugal, SA..................      419,901
                                                                   -----------
                                                                     1,227,629
                                                                   -----------
            IRELAND--0.4%
   104,059  Bank of Ireland......................................      849,375
                                                                   -----------
            SWITZERLAND--0.4%
     1,000  Baloise Holdings Ltd.................................      824,289
                                                                   -----------
            GERMANY--0.4%
    25,000  Volkswagen AG Preferred..............................      791,499
                                                                   -----------
            FRANCE--0.3%
    10,000  STMicroelectronics NV................................      778,994
                                                                   -----------
            NETHERLANDS--0.3%
    10,000  ASM Lithography
              Holding NV *.......................................      676,299
                                                                   -----------
            NORWAY--0.2%
    10,000  Norsk Hydro ASA ADR..................................      426,875
                                                                   -----------
            GREECE--0.1%
    11,111  Hellenic Telecommunication Organization SA...........      250,676
                                                                   -----------
            TOTAL EQUITIES
              (Cost $6,796,346)..................................    9,395,810
                                                                   -----------

INVESTMENT FUNDS--1.4%

            GERMANY--0.9%
   169,456  The New Germany Fund ................................    2,001,699
                                                                   -----------
            RUSSIA--0.3%
   100,000  First NIS Regional Fund..............................      625,000
            ROMANIA--0.1%
     5,000  Societe Generale Romania Fund *......................      237,500
            CZECH REPUBLIC--0.1%
    10,000  Komercni Banka Investment Fund.......................      218,161
                                                                   -----------
            TOTAL INVESTMENT FUNDS
              (Cost $3,609,540)..................................    3,082,360
                                                                   -----------

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           PORTFOLIO OF INVESTMENTS--(Continued)
           (percentages of total net assets)
           September 30, 1999 (Unaudited)

                                                                  STRIKE    VALUE
CONTRACTS                                                         PRICE    (NOTE 1)
--------                                                          ------  ----------

OPTIONS PURCHASED--1.1%
[ALL NON-INCOME PRODUCING SECURITIES]

          NETHERLANDS--0.5%
 100,000  Ahold (Listed) Call, expires 10/18/02.........    EUR       23  $1,202,546
                                                                          ----------
          UNITED KINGDOM--0.3%
  15,000  Vodafone AirTouch (Listed) Call, expires
            10/15/99....................................    USD       80     727,500
          SWITZERLAND--0.3%
     100  Roche Holdings OTC Call, expires 12/29/00.....    CHF   20,000     565,364
                                                                          ----------
          TOTAL OPTIONS PURCHASED (Cost $2,516,515).....................   2,495,410
                                                                          ----------

PAR
VALUE
--------
REPURCHASE AGREEMENTS--0.6%
           UNITED STATES--0.6%
USD 1,287,464   Investors Bank & Trust Repurchase Agreement,
                dated 9/30/99, due 10/01/99, with a maturity
                value of $1,287,464, and an effective yield
                of 4.60%, collateralized by a Small Business
                Administration Obligation, with a rate of
                8.125%, a maturity date of 1/25/22 and a
                market value $1,351,838 (Cost $1,287,464)...               1,287,464
                                                                          ----------
TOTAL INVESTMENTS--102.8%
  (Cost $193,478,241)...................................                 229,520,701
OTHER ASSETS AND LIABILITIES (NET)--(2.8)%..............                  (6,143,909)
                                                                          ----------
TOTAL NET ASSETS--100.0%................................                $223,376,792
                                                                          ----------
                                                                          ----------

NOTES TO THE SCHEDULE OF INVESTMENTS:

ADR American Depositary Receipt
  * Non-income producing security.
(a) Security is segregated as collateral for uncovered written call options.

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           SCHEDULE OF WRITTEN OPTIONS
           September 30, 1999 (Unaudited)

                                                                  STRIKE
CONTRACTS                                                         PRICE     VALUE
--------                                                          ------  ----------
          UNITED KINGDOM

  25,000  COLT Telecom Group (Listed) Put, expires
            10/15/99....................................    USD       80  $   10,938
   1,000  FTSE 100 OTC Call, expires 12/30/99...........    GBP    6,000     438,494
   2,500  FTSE 100 OTC Call, expires 5/15/00............    GBP    6,200   2,037,707
 150,000  HSBC Holdings OTC Call, expires 12/30/99 (a)..    GBP        7      94,143
 500,000  Rentokil Initial OTC Put, expires 12/15/99....    GBP      2.5     312,740
 300,000  Vodafone AirTouch OTC Put, expires 12/30/99...    GBP       11     177,767
                                                                          ----------
                                                                           3,071,789
                                                                          ----------

          GERMANY
  20,000  Kamps OTC Put, expires 12/30/99...............    EUR       55      90,244
  25,000  Mannesmann OTC Put, expires 12/15/99..........    EUR      120      32,775
   2,000  Marschollek, Lautenschlaeger und Partner OTC
            Put, expires 12/30/99.......................    EUR      500      28,606
  25,000  MobilCom OTC Put, expires 12/30/99............    EUR       80     856,149
  25,000  Preussag OTC Call, expires 12/27/99...........    EUR       50      57,467
  46,000  Qiagen OTC Put, expires 12/30/99..............    EUR       35      87,626
  50,000  RWE OTC Put, expires 3/31/00..................    EUR       39     204,326
 100,000  SAP (Listed) Put, expires 12/18/99............    USD       30      56,250
                                                                          ----------
                                                                           1,413,443
                                                                          ----------

          FRANCE
  25,000  Cap Gemini OTC Call, expires 12/29/99 (a).....    EUR      140      47,091
  10,000  L'OREAL OTC Put, expires 12/30/99.............    EUR      600     421,742
 100,000  Sanofi OTC Put, expires 11/23/99..............    EUR       35      53,210
  50,000  Sanofi OTC Put, expires 11/23/99..............    EUR       40     122,383
  25,000  Total OTC Put, expires 12/30/99...............    EUR      119     238,647
                                                                          ----------
                                                                             883,073
                                                                          ----------

          SPAIN
   1,000  IBEX OTC Put, expires 11/30/99 (a)............    EUR   10,000     659,700
                                                                          ----------

          FINLAND
 100,000  Nokia (Listed) Call, expires 1/15/00 (a)......    USD       95     656,250
                                                                          ----------

          NETHERLANDS
  10,000  ASML (Listed) Put, expires 10/15/99...........    USD       50       2,500
 100,000  TNT Post Group OTC Put, expires 10/15/99......    EUR       25     122,042
 400,000  Unilever OTC Put, expires 12/30/99............    GBP      600     353,495
                                                                          ----------
                                                                             478,037
                                                                          ----------

          ITALY
 700,000  BD Roma OTC Put, expires 11/30/99.............    EUR     1.35     245,830
                                                                          ----------

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           SCHEDULE OF WRITTEN OPTIONS--(Continued)
           September 30, 1999 (Unaudited)

                                                                  STRIKE
CONTRACTS                                                         PRICE     VALUE
--------                                                          ------  ----------
          SWITZERLAND
   1,500  Baloise OTC Put, expires 12/30/99.............    CHF    1,200  $   54,581
  25,000  CS Group OTC Put, expires 11/30/99............    CHF      180       6,325
  10,000  CS Group OTC Put, expires 12/17/99............    CHF      250      63,729
   2,500  Holderbank OTC Put, expires 12/17/99..........    CHF    1,600      10,217
   1,000  Novartis OTC Call, expires 12/16/99...........    CHF    2,700       3,163
   2,000  Novartis OTC Call, expires 12/30/99...........    CHF    3,100       1,039
   1,000  PubliGroupe OTC Put, expires 10/11/99.........    CHF      850          33
   1,000  PubliGroupe OTC Put, expires 12/10/99.........    CHF      750         533
     100  Roche Holdings OTC Call, expires 1/11/00......    CHF   18,750      22,355
                                                                          ----------
                                                                             161,975
                                                                          ----------

          SWEDEN
 100,000  Hennes & Mauritz OTC Put, expires 12/30/99....    SEK      200     113,550
                                                                          ----------

          PORTUGAL
  50,000  Portugal Telecom OTC Put, expires 12/17/99....    EUR       38      90,457
                                                                          ----------

          IRELAND
 200,000  Bank of Ireland OTC Call, expires 12/30/99....    EUR       13      40,674
 100,000  Elan (Listed) Put, expires 10/15/99...........    USD       28      25,000
                                                                          ----------
                                                                              65,674
                                                                          ----------
TOTAL WRITTEN OPTIONS (Cost $12,082,346)................................  $7,839,778
                                                                          ----------
                                                                          ----------

NOTES TO THE SCHEDULE OF WRITTEN OPTIONS:

(a) All or a portion of the written call option is uncovered. In order to settle the contract, a sufficient amount of collateral has been set aside to purchase the underlying security in the event the option is exercised.


     GLOSSARY OF TERMS
CHF  -- Swiss Franc
EUR  -- Euro
GBP  -- British Pound
SEK  -- Swedish Krona
USD  -- United States Dollar

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           STATEMENT OF ASSETS AND LIABILITIES
           September 30, 1999 (Unaudited)

ASSETS:
     Investments, at value (Cost $193,478,241)
      (Note 1)....................................   $229,520,701
     Foreign currency, at value (Cost $3,604,052)
      (Note 1)....................................      3,672,710
     Dividends and interest receivable............        557,680
     Prepaid expenses.............................         41,480
                                                     ------------
            Total assets..........................    233,792,571
                                                     ------------

LIABILITIES:
     Written options, at value (Premiums received
      $12,082,346) (Notes 1 and 3)................   $  7,839,778
     Payable for investment securities
      purchased...................................      1,711,629
     Investment advisory fee payable (Note 2).....        716,460
     Accrued expenses and other payables..........        147,912
                                                     ------------
            Total liabilities.....................     10,415,779
                                                     ------------
TOTAL NET ASSETS..................................   $223,376,792
                                                     ------------
                                                     ------------

NET ASSETS CONSIST OF:
     Par value....................................   $     11,966
     Paid-in capital in excess of par value.......    140,449,900
     Undistributed accumulated net investment
      income......................................      7,433,937
     Accumulated net realized gain on
      investments.................................     35,125,468
     Net unrealized appreciation on investments...     40,355,521
                                                     ------------

TOTAL NET ASSETS (equivalent to $18.67 per share
  based on 11,966,470 shares of common stock
  outstanding from 100,000,000 authorized with
  $0.001 par value)...............................   $223,376,792
                                                     ------------
                                                     ------------

              See accompanying notes to the financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           STATEMENT OF OPERATIONS
           For the Six Months Ended September 30, 1999 (Unaudited)

INVESTMENT INCOME:
     Interest.....................................              $    990,002
     Dividends (net of foreign withholding taxes
      of $16,305).................................                   175,596
                                                                ------------
            Total Investment Income...............                 1,165,598
                                                                ------------
EXPENSES:
     Investment advisory fee (Note 2).............                 1,425,596
     Shareholder servicing fee (Note 2)...........                   285,119
     Administration and custodian fees
      (Note 2)....................................                   223,825
     Legal and audit fees.........................                    81,616
     Printing and postage fees....................                    52,501
     Transfer agent fees..........................                    30,000
     Insurance premium expense....................                    23,283
     Directors' fees and expenses (Note 2)........                    18,090
     Other........................................                    15,162
                                                                ------------
            Total Expenses........................                 2,155,192
               Less: Fees paid indirectly
                  (Note 2)........................                  (109,409)
               Less: Investment advisory fees
                  waived (Note 2).................                  (285,119)
                                                                ------------
            Net Expenses..........................                 1,760,664
                                                                ------------
NET INVESTMENT LOSS...............................                  (595,066)
                                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     (Notes 1 and 3):
     Net realized gain (loss) on:
          Securities transactions.................                20,725,999
          Written option transactions.............                 4,994,584
          Realized gain distributions from
            investment funds......................                   200,000
          Financial futures contracts.............                  (118,252)
          Forward foreign currency contracts......                  (620,180)
          Foreign currencies and net other
            assets................................                  (269,701)
                                                                ------------
                 Net realized gain on
                     investments..................                24,912,450
                                                                ------------
     Net change in unrealized appreciation or
      depreciation of:
          Securities..............................               (24,825,629)
          Written options.........................                 1,880,443
          Financial futures contracts.............                    44,820
          Foreign currencies and net other
            assets................................                   320,962
                                                                ------------
                 Net change in unrealized
                     depreciation of
                     investments..................               (22,579,404)
                                                                ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...                 2,333,046
                                                                ------------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS......................................              $  1,737,980
                                                                ------------
                                                                ------------

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           STATEMENT OF CHANGES IN NET ASSETS

                                           SIX MONTHS ENDED
                                           SEPTEMBER 30, 1999     YEAR ENDED
                                             (UNAUDITED)         MARCH 31, 1999
                                           ------------------    --------------
CHANGE IN NET ASSETS FROM OPERATIONS
Net investment loss.....................      $   (595,066)       $ (1,779,697)
Net realized gain on investments........        24,912,450          25,989,546
Net change in unrealized depreciation of
  investments...........................       (22,579,404)        (39,656,159)
                                              ------------        ------------
Net increase (decrease) in net assets
  resulting from operations.............         1,737,980         (15,446,310)
Distributions to shareholders from:
  Net realized gains on investments.....                --         (32,027,304)
  Net increase in net assets resulting
     from shares issued from dividend
     reinvestment (0 and 1,290,702
     shares, respectively)..............                --          21,941,935
                                              ------------        ------------
Net increase (decrease) in net assets...         1,737,980         (25,531,679)

NET ASSETS:
  Beginning of year.....................       221,638,812         247,170,491
                                              ------------        ------------
  End of year (including accumulated
     undistributed net investment income
     of $7,433,937 and $8,029,003,
     respectively)......................      $223,376,792        $221,638,812
                                              ------------        ------------
                                              ------------        ------------

              See accompanying notes to the financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           FINANCIAL HIGHLIGHTS
           For a Fund share outstanding throughout each period

                                           SIX MONTHS
                                              ENDED                                     YEAR ENDED
                                           SEPTEMBER 30,    ------------------------------------------------------------------
                                              1999          MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,
                                           (UNAUDITED)        1999          1998          1997          1996          1995
                                           -------------    ----------    ----------    ----------    ----------    ----------
Operating performance:
  Net asset value, beginning of
    year.................................    $   18.52       $  23.15      $  18.57      $  12.11      $   7.53      $  13.34
                                             ---------       --------      --------      --------      --------      --------
  Net investment loss(1) (3).............        (0.05)         (0.18)        (0.21)        (0.13)        (0.08)        (0.01)
  Net realized and unrealized gain (loss)
    on investments(3)....................         0.20          (1.26)        12.50          7.35          4.66         (3.90)
                                             ---------       --------      --------      --------      --------      --------
  Net increase (decrease) in net assets
    resulting from investment
    operations...........................         0.15          (1.44)        12.29          7.22          4.58         (3.91)
                                             ---------       --------      --------      --------      --------      --------
Capital effect of dividend
  reinvestment...........................           --          (0.19)        (1.06)           --            --            --
Distributions:
  Distributions from net realized
    gains................................           --          (3.00)        (6.65)        (0.76)           --         (1.90)
                                             ---------       --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD...........    $   18.67       $  18.52      $  23.15      $  18.57      $  12.11      $   7.53
                                             ---------       --------      --------      --------      --------      --------
                                             ---------       --------      --------      --------      --------      --------
MARKET VALUE, END OF PERIOD..............    $  14.875       $ 14.000      $ 22.500      $ 13.500      $ 10.000      $  6.875
                                             ---------       --------      --------      --------      --------      --------
                                             ---------       --------      --------      --------      --------      --------
  Total investment return on market
    value................................         6.25%        (26.80)%      148.77%        43.69%        45.45%       (26.37)%
                                             ---------       --------      --------      --------      --------      --------
                                             ---------       --------      --------      --------      --------      --------
Ratios to average net assets/supplemental
  data:
  Net assets, end of period (000's)......    $ 223,377       $221,639      $247,170      $151,376      $ 98,732      $ 61,430
  Ratio of net investment loss to average
    net assets...........................        (0.52)%+       (0.78)%       (0.95)%       (0.89)%       (0.86)%       (0.11)%
  Ratio of operating expenses to average
    net assets(1)(2).....................         1.64%+         1.77%         1.72%         1.88%         2.03%         1.74%
  Portfolio turnover rate................           39%            81%           95%          191%          148%          104%

------------------------
(1) For the following periods, the operating expenses of the Fund reflect a waiver of fees by the Fund's investment adviser. Had such action not been taken, the net investment loss per share and the operating expense ratios would have been:

   Net investment loss per share.........    $   (0.07)      $  (0.22)           --            --      $  (0.09)     $  (0.04)
     Ratio of operating expenses to
    average
     net assets..........................         1.80%+         1.81%           --            --          2.15%         1.99%
(2) For the following periods, the ratio
    of operating expenses to average net
    assets includes indirectly paid
    expenses.
    Excluding indirectly paid expenses,
    the expense ratio would have been:            1.55%+         1.63%         1.65%         1.85%         1.94%           --
(3) Based on average shares outstanding
    during the period.

+Annualized

              See accompanying notes to the financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

     The European Warrant Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on May 23, 1990 and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is enhanced capital growth, which the Fund seeks to achieve by investing primarily in equity warrants of Western European issuers.

     The Fund's investments in European warrants involve certain considerations not typically associated with investment in securities of U.S. companies or the United States Government, including risks relating to (1) price volatility in and relative illiquidity of European warrant markets; (2) currency exchange matters; (3) restrictions on foreign investment; (4) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation; and (5) certain economic and political conditions.

     The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

          Portfolio valuation: All non-German securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the bid and asked quotations. If bid and ask quotations are not available, the security is priced at the bid quotation. If this is unavailable, the security is priced at the last available quoted price. German securities which trade on the German exchange are valued at the last sale price prior to the time of determination. If this quotation is not available, the securities are valued at the Kassa closing price of the exchange. Securities that are traded over-the-counter are valued at the mean between the current bid and asked prices. If bid and asked quotations are not available, then over-the-counter securities will be valued as determined in good faith under the direction of the Fund's Board of Directors. In making this determination, the Board will consider, among other things, publicly available information regarding the issuer, market conditions and values ascribed to comparable companies. In instances where the price determined above is deemed not to represent fair market value, the price is determined in such manner as the Board may prescribe. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost unless this is determined by the Fund's Board of Directors not to represent fair value. All other securities and assets are reported at fair value as determined in good faith according to procedures established by the Fund's Board of Directors.

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS (Unaudited)--(Continued)

          Warrants: Under normal market conditions, the Fund invests primarily in European warrants. The Fund's holdings of European warrants may consist of equity warrants, basket warrants, index warrants, covered warrants, interest rate warrants, currency options and long-term options of, or relating to, European issuers. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying securities themselves, and price movements in the underlying securities are generally magnified in the price movements of the warrant. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

          Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of underlying debt securities subject to an obligation of the seller to repurchase, and the Fund to resell such securities at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the securities subject to the repurchase agreement at all times will be equal to at least 100% of the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use such securities to offset losses incurred. There is potential loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

          Foreign currency: The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at exchange rates prevailing at the end of the period; purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses on investments which result from changes in foreign currencies have been included in the unrealized appeciation/(depreciation) of investments. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

          Options: Purchases of put and call options are recorded as an investment, the value of which is marked-to-market at each valuation date. When a purchased option expires, the Fund will realize a

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS (Unaudited)--(Continued)

     loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

          When the Fund writes a call option or a put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium originally received when the option was sold/written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

          Unlike options on specific securities, all settlements of options on stock indices are in cash and gains or losses depend on general movements in the stocks included in the index rather than price movements in a particular stock. There is no physical delivery of securities. Further, when the Fund writes an uncovered call option, the Fund must set aside collateral sufficient to cover the cost of purchasing the underlying security in the event that the counterparty to the transaction exercises the contract.

          The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. In addition, the Fund could be exposed to risks if the counterparties to the transaction are unable to meet the terms of the contracts.

          Over-the-counter options: The Fund may invest in options on securities which are traded in the over-the-counter market. The applicable accounting principles used are the same as those for options discussed above.

          Forward foreign currency contracts: Forward foreign currency contracts are valued at the forward rate and are marked-to-market at each valuation date. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS (Unaudited)--(Continued)

     realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

          As part of its investment strategy, the Fund uses forward foreign currency contracts to hedge the Fund's portfolio holdings against currency risks. With respect to the Fund's obligations to purchase or sell currencies under forward foreign currency contracts, the Fund will either deposit with its custodian in a segregated account cash or other liquid securities having a value at least equal to its obligations, or continue to own or have the right to sell or acquire, respectively, the currency subject to the forward foreign currency contract.

          The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

          Financial futures contracts: Upon entering into a futures contract, the Fund is required to deposit with the broker or to segregate for the benefit of the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract.

          For long futures positions, the asset is marked-to-market daily. For short futures positions, the liability is marked-to-market daily. The daily changes in the contract are recorded as unrealized gains or losses. The Fund realizes a gain or loss when the contract is closed.

          There are several risks connected with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

          Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon after the ex-date as the Fund is informed of the dividend. Interest income is recorded when earned.

          Dividends and distributions to shareholders: The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS (Unaudited)--(Continued)

     term capital losses; however, it currently expects to distribute any excess annually to its shareholders. Additional distributions of net investment income and capital gains may be made at the discretion of the Fund's Board of Directors to avoid a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions on a Fund level are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, foreign currency transactions, other temporary and permanent differences and differing characterization of distributions made by the Fund as a whole.

          Federal income taxes: The Fund intends to continue to qualify as a regulated investment company for Federal income tax purposes. Accordingly, no income tax provision is required. It is expected that certain capital gains earned by the Fund and certain dividends and interest received by the Fund will be subject to foreign withholding taxes.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS

     Julius Baer Securities Inc. (the "Adviser") serves as the Fund's investment adviser pursuant to an advisory agreement with the Fund. The Fund pays the Adviser a fee for its advisory services at an annual rate of 1.25% of the value of the Fund's weekly average net assets, 0.25% of which was waived during the six months ended September 30, 1999. The Fund pays Julius Baer Asset Management Ltd., Zurich, an affiliate of the adviser, 0.25% of the value of the Fund's weekly average net assets for shareholder servicing and other services.

     For the six months ended September 30, 1999, the Fund incurred total brokerage commissions of $59,254 of which $516 was paid in total to affiliates of the Adviser.

     No director, officer or employee of the Adviser or any affiliates of the Adviser will receive any compensation from the Fund for serving as an officer or director of the Fund.

     The Fund has entered into an expense offset arrangement as part of its custody agreement with Investors Bank & Trust Company. Under this arrangement, the Fund's custody fees are reduced when the Fund maintains cash on deposit at the custodian. For the six months ended September 30, 1999, the Fund incurred total administrative and custody fees in the amount of $223,825 which, after receiving a credit of $109,409 pursuant to the expense offset arrangement, resulted in a net expense of $114,416.

3. PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended September 30, 1999 amounted to $86,802,904 and $103,129,754 respectively.

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS (Unaudited)--(Continued)

     Activity in written options for the six months ended September 30, 1999 was as follows:

                                                                               NUMBER OF
                                                                 PREMIUM       CONTRACTS
                                                               -----------    -----------
Options outstanding at March 31, 1999.......................   $12,028,984      1,512,800
Options written.............................................     9,520,102      4,576,000
Options exercised...........................................      (135,245)      (500,000)
Options expired.............................................    (3,875,135)      (738,450)
Options closed..............................................    (5,456,360)    (1,563,750)
                                                               -----------    -----------
Options outstanding at September 30, 1999...................   $12,082,346      3,286,600
                                                               -----------    -----------
                                                               -----------    -----------

     At September 30, 1999, aggregated gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amount to $47,384,275 and $11,341,815 respectively.

4. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                                                                           NET
                                                                           NET REALIZED AND        INCREASE/(DECREASE)
                                                     NET INVESTMENT     UNREALIZED GAIN/(LOSS)     IN NET ASSETS FROM
                              INVESTMENT INCOME      INCOME (LOSS)          ON INVESTMENTS             OPERATIONS
                             -------------------  --------------------  -----------------------  -----------------------
QUARTER ENDED:                TOTAL    PER SHARE    TOTAL    PER SHARE     TOTAL      PER SHARE     TOTAL      PER SHARE
---------------------------- --------  ---------  ---------  ---------  ------------  ---------  ------------  ---------
June 30, 1997...............  366,775      .04     (316,510)     (.04)    33,213,380      4.07     32,896,870      4.03
September 30, 1997..........  403,156      .05     (393,229)     (.05)    30,083,819      3.69     29,690,590      3.64
December 31, 1997...........  405,692      .05     (426,219)     (.04)   (12,968,057)    (1.59)   (13,394,276)    (1.63)
March 31, 1998..............  152,090      .01     (696,858)     (.08)    67,472,211      6.33     66,775,353      6.25
June 30, 1998...............  634,783      .06     (361,820)     (.04)    14,679,500      1.38     14,317,680      1.34
September 30, 1998..........  397,489      .04     (662,116)     (.06)   (81,354,131)    (7.62)   (82,016,247)    (7.68)
December 31, 1998...........  552,822      .05     (199,850)     (.02)    54,028,213      5.05     53,828,363      5.03
March 31, 1999..............  346,329      .04     (555,911)     (.06)    (1,020,195)     (.07)    (1,576,106)     (.13)
June 30, 1999...............  594,021      .05     (335,479)     (.03)     6,850,925       .58      6,515,446       .55
September 30, 1999..........  571,577      .06     (259,587)     (.02)    (4,517,879)     (.38)    (4,777,466)     (.40)

---------  THE EUROPEAN WARRANT FUND, INC.
           ADDITIONAL INFORMATION (Unaudited)--(Continued)

     PORTFOLIO MANAGEMENT

     In managing the day-to-day operations of the Fund, including the making of all investment decisions, the Adviser employs Hansruedi Huber as Chief Investment Officer of the Fund. Mr. Huber is employed as a Senior Vice President of Investments with the Adviser and is currently also a Senior Vice President and President of the Management Committee of Julius Baer Asset Management Ltd., an affiliate of the Adviser.

     YEAR 2000

     Like other funds and business organizations around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers do not properly process and calculate date-related information for the year 2000 and beyond. The Fund has been informed that the Adviser, and the Fund's other service providers (i.e. administrator, transfer agent, distributor and custodian) have developed and are implementing clearly defined and documented plans to minimize the risk associated with the year 2000 problem. These plans include the following activities: inventorying of software systems, determining inventory items that may not function properly after December 31st, 1999, reprogramming or replacing such systems and retesting for Year 2000 readiness. In addition, the service providers are obtaining assurances from their vendors and suppliers in the same manner. Non-compliant year 2000 systems upon which the Fund is dependant may result in errors and account maintenance failures. The Fund has no reason to believe that (1) the Year 2000 plans of the Adviser and the Fund's other service providers will not be completed by December, 1999, and (2) the costs currently associated with the implementation of their plans will have a material adverse impact on the business, operations or financial condition of the Fund or its service providers.

     In addition, the Year 2000 may adversely affect the companies in which the Fund invests. For example these companies may incur substantial costs to correct the problem and may suffer losses caused by data processing errors. Since the ultimate costs or consequences of incomplete or untimely resolution of the Year 2000 problem by the Fund's service providers are unknown to the Fund at this time, no assurance can be made that such costs or consequences will not have a material adverse impact on the Fund or its service providers.

     The Fund and the Adviser will continue to monitor developments relating to the Year 2000 problem, including the development of contingency plans for providing back-up computer services in the event of a systems failure.

     INVESTMENT POLICY CHANGES

     The following changes to the non-fundamental investment policies of the Fund and additional investment strategies have been implemented since the issuance of the Fund's Prospectus dated September 3, 1993.

          1. The Fund may write put options on securities and foreign currencies with total market value not exceeding 5% of total assets.

          2. The policy that limits the value of the underlying securities on which covered call options are written to 35% of the total assets of the Fund has been eliminated.

---------  THE EUROPEAN WARRANT FUND, INC.
           ADDITIONAL INFORMATION (Unaudited)--(Continued)

          3. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, member banks of the Federal Reserve System or the Fund's custodian.

          4. The Board has further clarified the existing policy that the Fund is required to concentrate at least 25% of its assets in securities issued by banks or bank holding companies by eliminating the inconsistent disclosure that the Adviser does not anticipate that it will have more than 25% of its assets in bank issued warrants or similar bank issued equity securities.

          5. The Fund has begun using portfolio securities (as opposed to cash or cash equivalents) to satisfy asset segregation requirements in connection with certain trading practices.

          6. The policy which allows the Fund to invest up to 5% of its total assets in Eastern European equity securities or warrants has been amended to allow the Fund to invest up to 10% of its total assets in such instruments and the definition of Eastern Europe was expanded to include the Newly Independent States of the ex-Soviet Union.

          7. The Fund may both purchase and sell interest rate futures contracts that are traded on regulated exchanges, including non-U.S. exchanges to the extent permitted by the U.S. Commodity Futures Trading Commission.

          8. Fund shareholders changed the Fund's status from a diversified to a non-diversified management investment company at the Fund's June 26, 1997 annual meeting.

     DISCOUNT

     On various occasions, the Board of Directors has considered several alternatives to address the Fund's discount. The Board will continue to discuss alternatives at future Board meetings.

     The Fund currently intends to repurchase shares of the Fund on the open market if Fund management believes such action is in the best interest of the Fund. There can be no assurance that the Fund will repurchase any shares of the Fund under any given circumstances.

     QUARTERLY EARNINGS RELEASE

     The Fund issues, in a press release, interim earnings statements on a quarterly basis which compare the Fund's current quarterly performance against the corresponding quarter from the previous fiscal year. In addition, the Fund sends unaudited semi-annual and audited annual reports, including a list of investments held, to its stockholders.

     DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by Investors Bank & Trust Company ("IBT") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee of a broker or

---------  THE EUROPEAN WARRANT FUND, INC.
           ADDITIONAL INFORMATION (Unaudited)--(Continued)

other nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceeding trading day. To the extent the Fund issues shares of Common Stock to participants in the Plan at a discount to net asset value, the remaining shareholders' interests in the Fund's net assets will be diluted proportionately. If the Fund should declare an income dividend or capital gains distribution payable only in cash, IBT will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

     Participants in the Plan have the option of making additional semi-annual cash payments to IBT in any amount from $100 to $3,000 for investment in Fund shares. IBT uses all funds so received to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant, however, bears a pro rata share of brokerage commissions incurred with respect to IBT's open market purchases of Fund shares in connection with voluntary cash payments or the reinvestment of dividends or capital gains distributions payable only in cash.

     The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

     A shareholder may terminate participation in the Plan at anytime by notifying IBT in writing. A termination will be effective immediately if notice is received by IBT not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first trading day after the dividend or distribution has been credited to the participant's account in additional shares of Common Stock of the Fund. Upon termination and according to a participant's instructions, IBT will either (a) issue certificates from the whole shares credited to your Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and IBT is authorized to sell a sufficient number of a participant's shares to cover such amounts.

     The Plan is described in more detail on pages 40-42 of the Fund's Prospectus dated September 3, 1993. Information concerning the Plan may be obtained from IBT at 1-(800) 387-6977.

---------  THE EUROPEAN WARRANT FUND, INC.
           ADDITIONAL INFORMATION (Unaudited)--(Continued)

     DIVIDEND REINVESTMENT PRIVILEGE

     Under the Fund's Dividend Reinvestment Privilege (the "Reinvestment Privilege"), a shareholder who is not otherwise participating in the Dividend Reinvestment and Cash Purchase Plan will have all distributions to which the Reinvestment Privilege applies reinvested automatically by IBT as agent under the Reinvestment Privilege, unless the shareholder elects to receive cash.

     Whenever the Directors of the Fund declare a capital gains distribution or an income dividend payable either in shares of Common Stock ("Shares") or cash, the Fund will send shareholders who are not otherwise participating in the Plan a notice (the "Notice") indicating a distribution payable in cash or additional Shares issued by the Fund. Shareholders who are not otherwise participating in the Plan will be given the option to receive the distribution in additional Shares or cash, net of any applicable U.S. withholding tax. Shareholders who desire to receive the distribution in additional Shares need do nothing further. Shareholders who desire the distribution in cash must notify the Fund in the form specified in the Notice. Any cash payments will be paid by the Fund in U.S. dollars by check, mailed directly to the Shareholder by IBT as the Fund's dividend paying agent.

     Whenever market price per Share is equal to or exceeds net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gains distribution, the Fund will issue new Shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price of the Shares on the valuation date, then valued at 95% of the market price. If net asset value of the Shares on the valuation date exceeds the market price of Shares on that date, participants will receive Shares from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceeding trading day. To the extent the Fund issues Shares to participants in the Plan at a discount to net asset value, the remaining shareholders' interests in the Fund's net assets will be diluted proportionately. If the Fund should declare an income dividend or capital gains distribution payable only in cash, participants in the Reinvestment Privilege will receive cash while participants in the Dividend Reinvestment and Cash Purchase Plan will receive the distribution as provided for in such Plan.

     IBT will confirm in writing to the shareholder each acquisition made for her or his account as soon as practicable but not later than 60 days after the date thereof. Although the shareholder may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to the shareholder's account under the Reinvestment Privilege, IBT will adjust for any such undivided fractional interest in cash at the market value of the shares at the time of termination. Any stock dividends or split Shares distributed by the Fund on Shares held by IBT for the shareholder will be credited to the shareholder's account.

     The Reinvestment Privilege may be terminated by IBT or the Fund as applied to any dividend or distribution paid subsequent to notice of the termination in writing mailed to the participants in the Reinvestment Privilege at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund. Upon any termination of the Reinvestment Privilege with respect to the reinvestment of dividends and distributions generally, IBT will either
(a) issue certificates from the whole Shares credited to the Participant's Plan account and a check representing any fractional Shares or (b) sell the

---------  THE EUROPEAN WARRANT FUND, INC.
           ADDITIONAL INFORMATION (Unaudited)--(Continued)

Shares in the market. There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and IBT is authorized to sell a sufficient number of a participant's Shares to cover such amounts.

     These terms and conditions may be amended or supplemented by IBT or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to participants in the Reinvestment Privilege appropriate written notice at least 30 days prior to the effective date thereof. Upon any such appointment of a successor agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor agent, for shareholders' accounts, all dividends and distributions payable on the Shares held in the shareholders' name or under the Reinvestment Privilege for retention or application by such successor agent as provided in these terms and conditions.

     Information concerning the Reinvestment Privilege may be obtained from IBT at 1-(800) 387-6977.

---------  THE EUROPEAN WARRANT FUND, INC.

            ADDITIONAL INFORMATION


INVESTMENT ADVISER
Julius Baer Securities Inc.
330 Madison Ave.
New York, New York 10017

ADMINISTRATOR, CUSTODIAN
& TRANSFER AGENT
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

OFFICERS
Michael Quain
  President, Chief Financial Officer,
  Treasurer and Secretary
Hansruedi Huber
  Chief Investment Officer

INDEPENDENT ACCOUNTANTS
KPMG Peat Marwick LLP
99 High Street
Boston, MA 02110

COUNSEL
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, New York 10019-6064

SHAREHOLDER SERVICING AGENT
Julius Baer Asset Management Ltd., Zurich
Brandschenkestrasse 40
CH-8010 Zurich

DIRECTORS
Antoine Bernheim
Lawrence A. Fox
Thomas J. Gibbons
Harvey B. Kaplan
Bernard Spilko*
Martin Vogel

*Chairman of the Board

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

                       ---------------------------------------------------------
                                                 THE EUROPEAN WARRANT FUND, INC.

                                                            SEMI-ANNUAL REPORT
                                                            SEPTEMBER 30, 1999

THE EUROPEAN WARRANT FUND, INC.

330 MADISON AVENUE
NEW YORK, NEW YORK 10017

This report is sent to the shareholders of The European Warrant Fund, Inc. (the "Fund") for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.